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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549

				   FORM 8-K

				CURRENT REPORT
		      Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 30, 2005
							--------------

			   OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

	    OHIO                      0-5544                 31-0783294
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

		     9450 Seward Road, Fairfield, Ohio   45014
		(Address of principal executive offices)(Zip Code)

				(513) 603-2400
	       (Registrant's telephone number, including area code)

				Not Applicable
	   (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02(b)  Departure of Directors or Principal Officers; Election of
	      Directors; Appointment of Principal Officers

Mr. William P. Boardman has resigned as a Director of Ohio Casualty Corporation and its insurance subsidiaries (the "Company), effective March 30, 2005, to enable him to concentrate on his other business activities. These activities have increased time commitments, and Mr. Boardman is unable to devote the time he would prefer to the Company. The Board would like to thank Mr. Boardman for his past participation and service to the Company and wishes him continued success in his future endeavors.



				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					      OHIO CASUALTY CORPORATION
					      -------------------------
						     (Registrant)



March 31, 2005                                /s/Debra K. Crane
					      -----------------------------
					      Debra K. Crane, Senior Vice
						President, General Counsel
						and Secretary




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